Fair value measurements	12 Months Ended
Mar. 31, 2025
Fair Value Disclosures [Abstract]
Fair value measurements [Text Block]

26. Fair value measurements

The fair values of investments were measured using the cost, market or income approaches. The investments measured at fair value are classified into one of the three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values, with the designation based upon the lowest level of input that is significant to the fair value measurement.  The three levels of the fair value hierarchy are:

Level 1 Inputs: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.

Level 2 Inputs: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3 Inputs: Unobservable inputs for the asset or liability (Unobservable inputs reflect management's assumptions on how market participants would price the asset or liability based on the information available).

Valuation of Assets that use Level 2 Inputs ("Level 2 Assets").  The fair value of Level 2 Assets would use the quoted price from the exchanges which the Company most frequently uses, with no adjustment.

At the year end the Company classified its financial assets into the following levels:

	As at March 31, 2025			As at March 31, 2024
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Cash	-	23,226		-	9,678	-
(i) Digital currencies (Note 7)	$-	$181,146	$-	$-	$161,645	$-
(ii) Investments (Note 5)	21,016	-	429	5,356	-	576
Derivative asset (Note 7)	-	-	1,300	-	-	-
	$21,016	$204,372	$1,729	$5,356	$171,323	$1,618

Liabilities
Warrant liability	$-	$-	$716	$-	$-	$-
Convertible loan-derivative component	-	-	-	-	-	120
	$-	$-	$716	$-	$-	$120

(i)  The fair value of the Company's digital assets are determined by the price at 12:00 AM CET, per coinbase.com.

(ii) The Company's investments classified as level 3 fair value measurements consist of investments in preferred stock, convertible notes and common stock.  For the Company's common stock investments:

  Various Black Scholes models were utilized; and
  A prior transaction approach was used for others; some adjusted.

A verified prior transaction is initially given 100% weighting in a fair value conclusion (if completed at arm's length), but subsequently such weighting is adjusted based on the merits of newly observed data.  As a result, in the absence of disconfirming data, an unadjusted prior transaction price may not be considered "stale" for months or, in some cases, years.

Level 3 Continuity

The following is a reconciliation of Level 3 assets and liabilities:

Level 3 Continuity	Fair value at March 31, 2025	Fair value at March 31, 2024
Investments
Balance, at April 1	$576	$350
Transfer to Level 1	(133)
Additions		250
Foreign exchange	(2)	(23)
Change in fair value	(12)	(1)
Balance, at March 31	$429	$576

Derivative asset
Balance, at April 1	$-	$-
Additions	2,000	-
Change in fair value	(700)	-
Balance, at March 31	$1,300	$-

Warrant liability
Balance, at April 1	$-	$-
Additions - reclassification from equity	5,112	-
Change in fair value	(4,352)	-
Balance, at March 31	$760	$-